UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2018

Commission File Number	Exact Name of Registrant; State of Incorporation; Address and Telephone Number of Principal Executive Offices	I.R.S. Employer Identification No.
001-32871	COMCAST CORPORATION	27-0000798
PENNSYLVANIA One Comcast Center Philadelphia, PA 19103-2838 (215) 286-1700
001-36438	NBCUNIVERSAL MEDIA, LLC	14-1682529
DELAWARE 30 Rockefeller Plaza New York, NY 10112-0015 (212) 664-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Comcast Corporation	☐

NBCUniversal Media, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Comcast Corporation	☐

NBCUniversal Media, LLC	☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On April 27, 2018 Comcast Corporation (“Comcast”) entered into an amendment (the “Amendment”) to its existing revolving credit agreement, dated as of May 26, 2016, among Comcast, the financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended by the amendment, the “Credit Agreement”). The amendment was entered into in connection with Comcast’s all-cash offer for the entire issued and to be issued share capital of Sky plc, described in the Current Report on Form 8-K filed with the Securities Exchange Commission by Comcast and NBCUniversal Media, LLC on April 25, 2018.

The Amendment provides for, among other things, changes to the conditions to borrowings under the Credit Agreement in a manner customary for U.K. public acquisition financings, in addition to changes to certain financial covenant calculations in connection with acquisitions.

In the ordinary course of their respective businesses, certain of the lenders and the other parties to the Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with Comcast and its affiliates for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

The description above is a summary and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 dated April 27, 2018, to Credit Agreement dated as of May 26, 2016, among Comcast Corporation, the financial institutions party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, Morgan Stanley MUFG Partners, LLC, Wells Fargo Bank, National Association and Mizuho Bank, Ltd., as co-documentation agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: April 30, 2018	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary

NBCUNIVERSAL MEDIA, LLC

Date: April 30, 2018	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 dated April 27, 2018, to Credit Agreement dated as of May 26, 2016, among Comcast Corporation, the financial institutions party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, Morgan Stanley MUFG Partners, LLC, Wells Fargo Bank, National Association and Mizuho Bank, Ltd., as co-documentation agents.